Exhibit 4.1

EXECUTION VERSION

AMENDMENT NO. 4 TO

AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment No. 4 to Amended and Restated Credit Agreement (this “Amendment”) is entered into as of October 7, 2010 by and among The Manitowoc Company, Inc., a Wisconsin corporation (the “Borrower”), the Subsidiary Borrowers signatory hereto (together with the Borrower, the “Borrowers”), JPMorgan Chase Bank, N.A., individually and as administrative agent (the “Administrative Agent”), and the other financial institutions signatory hereto.

RECITALS

A.                                   The Borrowers, the Administrative Agent and the Lenders are party to that certain Amended and Restated Credit Agreement dated as of August 25, 2008, as amended (as so amended, the “Credit Agreement”).  Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement, as amended hereby.

B.                                     The Borrowers, the Administrative Agent and the undersigned Lenders wish to amend the Credit Agreement on the terms and conditions set forth below.

Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1.                                       Amendments to Credit Agreement.  Upon the “Effective Date” (as defined below), the Credit Agreement shall be amended as follows:

(a)                                  The defined term “Senior Note Documents” in Section 1.01 of the Credit Agreement is hereby deleted and replaced with the following:

“Senior Note Documents” means the Original Senior Note Documents, the Additional Senior Note Documents, the Second Additional Senior Note Documents, and all other documents executed and delivered with respect any Indebtedness of the Borrower and its Subsidiaries (as applicable) incurred pursuant to Section 6.01(p) and/or 6.01(q) of this Agreement subsequent to the Amendment No. 4 Effective Date.

(b)                                 The defined term “Senior Notes” in Section 1.01 of the Credit Agreement is hereby deleted and replaced with the following:

“Senior Notes” means the Original Senior Notes, the Additional Senior Notes, the Second Additional Senior Notes and any other notes issued pursuant to the Senior Note Documents.

(c)                                  Section 1.01 of the Credit Agreement is amended by adding the following definitions in appropriate alphabetical order:

“Amendment No. 4” means that certain Amendment No. 4 to Credit Agreement dated as of October 7, 2010 by and among the Borrower, the Administrative Agent and the Lenders party thereto.

“Amendment No. 4 Effective Date” means the “Effective Date” as defined in Amendment No. 4.

“Second Additional Senior Note Documents” means the Second Additional Senior Note Indenture and all other documents executed and delivered with respect to the Second Additional Senior Notes or Second Additional Senior Note Indenture as in effect on the Amendment No. 4 Effective Date and as the same may be amended, restated, amended and restated, modified or supplemented from time to time in accordance with the terms hereof and thereof.

“Second Additional Senior Note Indenture” means the Indenture to be dated on or about the Amendment No. 4 Effective Date, among the Borrower and the other parties thereto, as in effect on the Amendment No. 4 Effective Date and as the same may be amended, restated, amended and restated, modified or supplemented from time to time in accordance with the terms hereof and thereof.

“Second Additional Senior Notes” means the Borrower’s Senior Notes issued pursuant to the Second Additional Senior Note Indenture, as in effect on the Amendment No. 4 Effective Date and as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

(d)                                 The last sentence of Section 1.05(b) of the Credit Agreement is hereby amended by deleting the words “or 6.08” therefrom.

(e)                                  Sub-clause (ii) of Section 5.01(c) of the Credit Agreement is hereby deleted and replaced with the following:

(ii) setting forth reasonably detailed calculations (x)(1) of the amount of “Permitted Indebtedness” (as described in part (2) of the definition thereof in the Original Senior Note Indenture) then outstanding and then permitted to be incurred by the terms of the Original Senior Note Indenture, (2) of the amount of “Permitted Indebtedness” (as described in part (2) of the definition thereof in the Additional Senior Note Indenture) then outstanding and then permitted to be incurred by the terms of the Additional Senior Note Indenture, (3) of the amount of “Permitted Indebtedness” (as described in part (2) of the definition thereof in the Second Additional Senior Note Indenture) then outstanding and then permitted to be incurred by the terms of the Second Additional Senior Note Indenture and (4) to the extent applicable, of the amount of “Permitted Indebtedness” (as defined in the applicable Senior Note Document) then outstanding and then permitted to be incurred under this Agreement pursuant to the terms of any other Senior Note Document and (y) demonstrating compliance with Sections 6.07, 6.15, 6.16, 6.20 and, commencing with the fiscal quarter ending December 31, 2010, 6.21

(f)                                    Section 6.05(m) of the Credit Agreement is hereby deleted and replaced with the following:

subject to the provisions of this Section 6.05(m) and the requirements contained in the definition of Permitted Acquisition, the Borrower and its Wholly-Owned Subsidiaries may from time to time effect Permitted Acquisitions, so long as: (i) no Default or Event of Default shall have occurred and be continuing at the time of the consummation of the proposed Permitted Acquisition or immediately after giving effect thereto; (ii) at any time when the Consolidated Senior Secured Leverage Ratio is greater than or equal to 3.75 to 1.00 (both immediately before and immediately after giving effect to such investment) the aggregate amount of consideration for any investment made pursuant to this Section 6.05(m), when added to the aggregate amount of such consideration for all other investments made pursuant to this Section 6.05(m) in the same calendar year as the calendar year in which such investment occurs shall not exceed (x) $10,000,000 of cash consideration and (y) $100,000,000 of non-cash consideration, (iii) at any time when the Consolidated Senior Secured Leverage Ratio is less than 3.75 to 1.00 but greater than or equal to 3.00 to 1.00 (both immediately before and immediately after giving effect to such investment) the aggregate amount of consideration for any investment made pursuant to this Section 6.05(m), when added to the aggregate amount of such consideration for all other investments made pursuant to this Section 6.05(m) in the same calendar year as the calendar year in which such investment occurs shall not exceed (x) $150,000,000 of cash consideration and (y) $250,000,000 of non-cash consideration, (iv) if the proposed Permitted Acquisition is for aggregate consideration of $75,000,000 or more, the Borrower shall have given to the Administrative Agent at least 10 Business Days’ prior written notice of such proposed Permitted Acquisition (or such shorter period of time as may be reasonably acceptable to the Administrative Agent), which notice shall be executed by its chief financial officer or treasurer and shall describe in reasonable detail the principal terms and conditions of such Permitted Acquisition; (v) both before and after giving effect to the Permitted Acquisition, the Borrower is in compliance with Section 6.01(p); (vi) at the time of any such Permitted Acquisition involving the creation or acquisition of a Subsidiary, or the acquisition of capital stock or other equity interest of any Person, the capital stock or other equity interests thereof created or acquired in connection with such Permitted Acquisition shall have been pledged for the benefit of the Secured Creditors pursuant to (and to the extent required by) the US Pledge Agreement and such Person, if a Domestic Subsidiary which is a Material Subsidiary, shall have executed and delivered to the Administrative Agent a joinder to the Subsidiary Guaranty; and (vii) giving effect to such Permitted Acquisition, (A) at all times that the Consolidated Senior Secured Leverage Ratio is greater than 3.00 to 1.00, the Consolidated Senior Secured Leverage Ratio on a Pro Forma Basis is no greater than the Consolidated Senior Secured Leverage Ratio as calculated immediately prior to giving effect to such Permitted Acquisition (B) the Borrower is in compliance with Section 6.07 and, commencing with the fiscal quarter ending December 31, 2010, 6.21, on a Pro Forma Basis;

(g)                                 Section 6.07 of the Credit Agreement is hereby deleted and replaced with the following:

SECTION 6.07                    Minimum Consolidated Interest Coverage Ratio.  The Borrower will not permit the Consolidated Interest Coverage Ratio for any fiscal quarter of the Borrower set forth below to be less than or equal to the ratio set forth opposite such fiscal quarter below:

Fiscal Quarter Ending	Ratio

June 30, 2009	2.75:1.00
September 30, 2009	2.25:1.00
December 31, 2009	1.875:1.00
March 31, 2010	1.75:1.00

June 30, 2010	1.75:1.00
September 30, 2010	1.80:1.00
December 31, 2010	1.50:1.00
March 31, 2011	1.50:1.00

June 30, 2011	1.50:1.00
September 30, 2011	1.575:1.00
December 31, 2011	1.70:1.00
March 31, 2012	1.80:1.00

June 30, 2012	1.90:1.00
September 30, 2012	2.10:1.00
December 31, 2012	2.25:1:00
March 31, 2013	2.50:1.00

June 30, 2013	2.75:1.00
September 30, 2013,	2.875:1.00
December 31, 2013,	3.00:1.00
and thereafter

(h)                                 Section 6.08 of the Credit Agreement is hereby deleted and replaced with the following:

SECTION 6.08.  [Reserved].

(i)                                     Section 6.10 of the Credit Agreement is hereby deleted and replaced with the following:

SECTION 6.10.  Restrictive Agreements.  The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Borrower or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to the Borrower or any other Subsidiary or to Guarantee Indebtedness of the Borrower or any other Subsidiary; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by this Agreement or the other Credit Documents or, only until the Initial Borrowing Date, restrictions or conditions imposed by any of the “Credit Documents” (as defined in the Existing Credit Agreement), (ii) the foregoing shall not apply to restrictions and conditions existing on the Effective Date identified on Schedule 6.10 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (iii) the foregoing shall not apply to restrictions and conditions contained in the Additional Senior Note Documents as in effect on the Amendment No. 3 Effective Date (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition) or any restrictions or conditions contained in any Senior Note Documents issued subsequent to the Amendment No. 3 Effective Date; provided that any Senior Note Documents issued subsequent to the Amendment No. 3 Effective Date pursuant to Section 6.01(q)(i) shall be on terms not materially less favorable to the Lenders, taken as a whole, than the terms of the Additional Senior Note Documents, (iv) the foregoing shall not apply to restrictions and conditions contained in the Second Additional Senior Note Documents as in effect on the Amendment No. 4 Effective Date (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition) or any restrictions or conditions contained in any Senior Note Documents issued subsequent to the Amendment No. 4 Effective Date; provided that any Senior Note Documents issued subsequent to the Amendment No. 4 Effective Date pursuant to Section 6.01(q)(i) shall be on terms not materially less favorable to the Lenders, taken as a whole, than the terms of the Second Additional Senior Note Documents, (v) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (vi) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (vii) clause (a) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof.

(j)                                     Section 6.20 of the Credit Agreement is hereby deleted and replaced with the following:

SECTION 6.20  Maximum Capital Expenditures.  At all times that the Consolidated Total Leverage Ratio is greater than 3.50 to 1.00, the Borrower will not, and will not permit any of its Subsidiaries to, make Capital Expenditures during any fiscal year that exceed the amount set forth in the table below opposite the applicable fiscal year (the “Capex Limit”); provided, however, that the Capex Limit for each fiscal year referenced below (commencing with the 2010 fiscal year) will be increased, if at all, by the positive amount equal to 50% of the amount (if any), equal to the difference obtained by taking the Capex Limit in effect for the immediately preceding fiscal year (before giving effect to any increase pursuant to this provision) minus the actual amount of any Capital Expenditures expended during such preceding fiscal year (the “Carry Over Amount”).

Fiscal Year	Capex Limit

2009	$80,000,000

2010	$80,000,000

2011

if after giving effect to the applicable Capital Expenditure, Consolidated Senior Secured Leverage Ratio is (a) greater than or equal to 3.50:1.00, $125,000,000 or (b) less than 3.50:1.00, $140,000,000

2012	if after giving effect to the applicable Capital Expenditure, Consolidated Senior Secured Leverage Ratio is (a) greater than or equal to 3.50:1.00, $150,00,000 or (b) less than 3.50:1.00, $160,000,000

(k)                                  Section 6.21 of the Credit Agreement is hereby deleted and replaced with the following:

SECTION 6.21  Maximum Consolidated Senior Secured Leverage Ratio.  The Borrower will cause the Consolidated Senior Secured Leverage Ratio at all times during the fiscal quarters of the Borrower set forth below to be less than the ratio set forth opposite such fiscal quarter below:

Fiscal Quarter Ending	Ratio

December 31, 2010	4.50:1.00
March 31, 2011	4.50:1.00

June 30, 2011	4.50:1.00
September 30, 2011	4.50:1.00
December 31, 2011	4.125:1.00
March 31, 2012	4.00:1.00

June 30, 2012	3.75:1.00
September 30, 2012	3.50:1.00
December 31, 2012	3.25:1.00
March 31, 2013	3.25:1.00

June 30, 2013	3.25:1.00
September 30, 2013	3.25:1.00
December 31, 2013,	3.00:1.00
and thereafter

2.                                       Representations, Warranties and Agreements of the Borrowers.  The Borrowers represent, warrant and agree that:

(a)                                  The execution, delivery and performance by the Borrowers of this Amendment have been duly authorized by all necessary corporate action and that this Amendment is a legal, valid and binding obligation of the Borrowers enforceable against the Borrowers in accordance with its terms, except as the enforcement thereof may be subject to  the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally;

(b)                                 Each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects (except that any representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect is true and correct in all respects) on and as of the date hereof (other than representations and warranties that relate solely to an earlier date);

(c)                                  After giving effect to this Amendment, no Default has occurred and is continuing.

(d)                                 The Borrower’s receipt of the net proceeds from the issuance of the Second Additional Senior Notes shall constitute a Prepayment Event under Section 2.12(c) of the Credit Agreement, and the Borrower shall apply such net proceeds to prepay outstanding Term A Borrowings and Term B Borrowings, ratably.  Notwithstanding the 10 Business Day time period permitted by Section 2.12(c) of the Credit Agreement for the making of such prepayment, the Borrower shall use its reasonable best efforts to ensure that such prepayment is made promptly (and in any event shall make such payment within 2 Business Days) upon the Borrower’s receipt of the net proceeds from the issuance of the Second Additional Senior Notes.

3.                                       Effective Date.  This Amendment shall become effective upon (i) the execution and delivery hereof by the Borrowers, the Administrative Agent and the Required Lenders (without respect to whether it has been executed and delivered by all the Lenders) and (ii) the Borrower having paid to the Administrative Agent for the benefit of each Lender consenting to this Amendment an amendment fee equal to .025% of the aggregate Revolving Commitments and outstanding Term Loans of such Lender, in each case determined as of the date hereof (without giving effect to any prepayment of the Term Loans made or to be made out of the proceeds of the Second Additional Senior Notes); provided that Section 1 hereof shall not become effective until the date (the “Effective Date”) when the following additional conditions have also been satisfied:

(a)                                  Each of the Credit Parties shall have executed and delivered to the Administrative Agent a Reaffirmation of Guaranty and Collateral Documents in the form of Exhibit A hereto.

(b)                                 The Administrative Agent shall have received an executed legal opinion from Foley & Lardner LLP in form and substance satisfactory to the Administrative Agent.  The Borrower hereby requests such counsel to deliver such opinion.

(c)                                  The Borrower shall have paid (i) to the Administrative Agent for the benefit of each Lender consenting to this Amendment an amendment fee equal to .050% of the aggregate Revolving Commitments and outstanding Term Loans of such Lender, in each case determined as of the Effective Date (after giving effect to any prepayment of the Term Loans made or to be made out of the proceeds of the Second Additional Senior Notes), and (ii) to the Administrative Agent for its own account any other separately agreed fees relating hereto.

(d)                                 The Administrative Agent shall have received evidence of the Borrower’s issuance of the Second Additional Senior Notes on terms not materially less favorable to the Lenders, taken as a whole, than the terms of the Original Senior Notes in an aggregate principal amount of not less than $500,000,000.

(e)                                  The Borrowers shall have provided such other corporate and other certificates, opinions, documents, instruments and agreements as the Administrative Agent may reasonably request.

The Administrative Agent shall notify the Borrower and the Lenders promptly of the occurrence of the Effective Date and such notice shall be conclusive and binding on all parties hereto.  In the event the Effective Date has not occurred on or before the date that is ninety (90) from the initial date upon which the Required Lenders shall have consented to this Amendment, Section 1 hereof shall not become operative and shall be of no force or effect.

4.                                       Reference to and Effect Upon the Credit Agreement.

(a)                                  Except as specifically amended or waived above, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects.

(b)                                 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent, the Collateral Agent or any Lender under the Credit Agreement or any other Credit Document, nor constitute a waiver of any provision of the Credit Agreement or any other Credit Document, except as specifically set forth herein.  Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

(c)                                  This Amendment shall be deemed to be a Credit Document for all purposes of the Credit Documents.

5.                                       Costs and Expenses.  The Borrower hereby affirms its obligations under Section 9.03 of the Credit Agreement to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the reasonable fees, charges and disbursements of attorneys for the Administrative Agent with respect thereto.

6.                                       Governing Law.  This Agreement shall be construed in accordance with and governed by the law (without regard to conflict of law provisions) of the State of New York.

7.                                       Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

8.                                       Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

[SIGNATURE PAGES FOLLOW]

EXECUTION VERSION

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

THE MANITOWOC COMPANY, INC.

By	/s/ Maurice D. Jones
Name: Maurice D. Jones
Title: Senior Vice President, General Counsel
& Secretary

MANITOWOC EMEA HOLDING SARL

By	/s/ Maurice D. Jones
Name: Maurice D. Jones
Title: Manager

MANITOWOC HOLDING ASIA SAS

By	/s/ Maurice D. Jones
Name: Maurice D. Jones
Title: General Manager

[Amendment No. 4 to Amended and Restated Credit Agreement]

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent

By	/s/ Mike Kelly
Name:	Mike Kelly
Title:	V.P.

[Amendment No. 4 to Amended and Restated Credit Agreement]

APOSTLE LOOMIS SAYLES CREDIT OPPORTUNITIES FUND, As Lender

By:	Loomis, Sayles & Company, L.P., Its Investment Manager

By:	Loomis, Sayles & Company, Incorporated, Its General Partner

By	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

APOSTLE LOOMIS SAYLES SENIOR LOAN FUND,
As Lender

By:	Loomis, Sayles & Company, L.P., Its Investment Manager

By:	Loomis, Sayles & Company, Incorporated, Its General Partner

By	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

CONFLUENT 4 LIMITED,
As Lender

By:	Loomis, Sayles & Company, L.P., As Sub-Manager

By:	Loomis, Sayles & Company, Incorporated, Its General Partner

By	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

LOOMIS SAYLES CLO I, LTD.
As Lender

By:	Loomis, Sayles & Company, L.P., Its Collateral Manager

By:	Loomis Sayles & Company, Incorporated, Its General Partner

By	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

LOOMIS SAYLES
LEVERAGED SENIOR LOAN FUND LTD.,
As Lender

By:	Loomis, Sayles & Company, L.P., Its Investment Manager

By:	Loomis, Sayles & Company, Incorporated, Its General Partner

By	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

THE LOOMIS SAYLES
SENIOR LOAN FUND, LLC,
As Lender

By:	Loomis, Sayles & Company, L.P., Its Managing Member

By:	Loomis, Sayles & Company, Incorporated, Its General Partner

By	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

NATIXIS LOOMIS SAYLES
SENIOR LOAN FUND,
As Lender

By:	Loomis, Sayles & Company, L.P., Its Investment Manager

By:	Loomis, Sayles & Company, Incorporated, Its General Partner

By	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

Global Leveraged Capital Credit Opportunity Fund I, as Lender

Global Leveraged Capital Management, LLC, as Collateral Manager

By	/s/ Michael Ferris
Name:	Michael Ferris
Title:	Managing Director

[Amendment No. 4 to Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A.

By	/s/ Brian Lukehart
Name:	Brian Lukehart
Title:	Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

KKR Financial CLO 2005-1, Ltd.

By	/s/ Alexandra Ocnev
Name:	Alexandra Ocnev
Title:	Authorized Signatory

[Amendment No. 4 to Amended and Restated Credit Agreement]

KKR Financial CLO 2005-2, Ltd.

By	/s/ Alexandra Ocnev
Name:	Alexandra Ocnev
Title:	Authorized Signatory

[Amendment No. 4 to Amended and Restated Credit Agreement]

KKR Financial CLO 2006-1, Ltd.

By	/s/ Alexandra Ocnev
Name:	Alexandra Ocnev
Title:	Authorized Signatory

[Amendment No. 4 to Amended and Restated Credit Agreement]

KKR Financial CLO 2007-1, Ltd.

By	/s/ Alexandra Ocnev
Name:	Alexandra Ocnev
Title:	Authorized Signatory

[Amendment No. 4 to Amended and Restated Credit Agreement]

KKR Financial CLO 2007-A, Ltd.

By	/s/ Alexandra Ocnev
Name:	Alexandra Ocnev
Title:	Authorized Signatory

[Amendment No. 4 to Amended and Restated Credit Agreement]

KKR FI Partners I L.P.

By	/s/ Alexandra Ocnev
Name:	Alexandra Ocnev
Title:	Authorized Signatory

[Amendment No. 4 to Amended and Restated Credit Agreement]

KKR Corporate Credit Partners L.P.

By	/s/ Alexandra Ocnev
Name:	Alexandra Ocnev
Title:	Authorized Signatory

[Amendment No. 4 to Amended and Restated Credit Agreement]

Oregon Public Employees Retirement Fund

By	/s/ Alexandra Ocnev
Name:	Alexandra Ocnev
Title:	Authorized Signatory

[Amendment No. 4 to Amended and Restated Credit Agreement]

CREDIT INDUSTRIEL ET COMMERCIAL LYONNAISE DE BANQUE

By	/s/ Guirec Penhoat
Name:	Guirec PENHOAT
Title:	Directeur des Grandes Entreprises

[Amendment No. 4 to Amended and Restated Credit Agreement]

Liberty Mutual Fire Insurance Company

By	/s/ Robert A Howard
Name:	Robert A Howard
Title:	Authorized Signatory

[Amendment No. 4 to Amended and Restated Credit Agreement]

Liberty Mutual Insurance Company

By	/s/ Robert A Howard
Name:	Robert A Howard
Title:	Authorized Signatory

[Amendment No. 4 to Amended and Restated Credit Agreement]

Employers Insurance Company of Wausau

By	/s/ Robert A Howard
Name:	Robert A Howard
Title:	Authorized Signatory

[Amendment No. 4 to Amended and Restated Credit Agreement]

BANK OF NOVA SCOTIA

By	/s/ Michelle C. Phillips
Name:	Michelle C. Phillips
Title:	Director

[Amendment No. 4 to Amended and Restated Credit Agreement]

SCOTIABANK EUROPE PLC

By	/s/ John O’ Connor
Name:	John O’ Connor
Title:	Head of Credit Administration

[Amendment No. 4 to Amended and Restated Credit Agreement]

ROSEDALE CLO LTD.
By: Princeton Advisory Group, Inc. the Collateral Manager

By	/s/ Ashish Sood
Name:	Ashish Sood
Title:	Analyst

[Amendment No. 4 to Amended and Restated Credit Agreement]

ROSEDALE CLO II LTD.
By: JMP Credit Advisors LLC As Collateral Manager

By	/s/ Renee Lefebve
Name:	Renee Lefebve
Title:	Managing Director

[Amendment No. 4 to Amended and Restated Credit Agreement]

LightPoint CLO III, Ltd.
By Neuberger Berman Fixed Income LLC as collateral manager

By	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[Amendment No. 4 to Amended and Restated Credit Agreement]

LightPoint CLO IV, Ltd.
By Neuberger Berman Fixed Income LLC as collateral manager

By	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[Amendment No. 4 to Amended and Restated Credit Agreement]

LightPoint CLO V, Ltd.
By Neuberger Berman Fixed Income LLC as collateral manager

By	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[Amendment No. 4 to Amended and Restated Credit Agreement]

LightPoint CLO VII, Ltd.
By Neuberger Berman Fixed Income LLC as collateral manager

By	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[Amendment No. 4 to Amended and Restated Credit Agreement]

LightPoint CLO VIII, Ltd.
By Neuberger Berman Fixed Income LLC as collateral manager

By	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[Amendment No. 4 to Amended and Restated Credit Agreement]

Marquette US/European CLO, Plc.
By Neuberger Berman Fixed Income LLC as collateral manager

By	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[Amendment No. 4 to Amended and Restated Credit Agreement]

Airlie CLO 2006-I, Ltd.
By Neuberger Berman Fixed Income LLC as collateral manager

By	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[Amendment No. 4 to Amended and Restated Credit Agreement]

Neuberger Berman — Floating Rate Income Fund

By	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[Amendment No. 4 to Amended and Restated Credit Agreement]

Carlyle High Yield Partners VII, Ltd.

By	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Amendment No. 4 to Amended and Restated Credit Agreement]

Carlyle High Yield Partners X, Ltd.

By	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Amendment No. 4 to Amended and Restated Credit Agreement]

Carlyle High Yield Partners VIII, Ltd.

By	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Amendment No. 4 to Amended and Restated Credit Agreement]

Carlyle High Yield Partners IX, Ltd.

By	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Amendment No. 4 to Amended and Restated Credit Agreement]

Carlyle High Yield Partners VI, Ltd.

By	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Amendment No. 4 to Amended and Restated Credit Agreement]

Carlyle Credit Partners Financing I, Ltd.

By	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Amendment No. 4 to Amended and Restated Credit Agreement]

Carlyle Arnage CLO, Ltd.

By	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Amendment No. 4 to Amended and Restated Credit Agreement]

Carlyle Azure CLO, Ltd.

By	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Amendment No. 4 to Amended and Restated Credit Agreement]

Carlyle Bristol CLO, Ltd.

By	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Amendment No. 4 to Amended and Restated Credit Agreement]

Carlyle Daytona CLO, Ltd.

By	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Amendment No. 4 to Amended and Restated Credit Agreement]

Carlyle McLaren CLO, Ltd.

By	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Amendment No. 4 to Amended and Restated Credit Agreement]

Carlyle Modena CLO, Ltd.

By	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Amendment No. 4 to Amended and Restated Credit Agreement]

Carlyle Vantage CLO, Ltd.

By	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Amendment No. 4 to Amended and Restated Credit Agreement]

Carlyle Veyron CLO, Ltd.

By	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Amendment No. 4 to Amended and Restated Credit Agreement]

Stanfield Carrera CLO, Ltd.

By	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

[Amendment No. 4 to Amended and Restated Credit Agreement]

CHANG HWA COMMERCIAL BANK, LTD.,
NEW YORK BRANCH

By	/s/ Eric Y.S. Tsai
Name:	Eric Y.S. Tsai
Title:	VP& General Manager

[Amendment No. 4 to Amended and Restated Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH

By	/s/ Marguerite Sutton
Name:	Marguerite Sutton
Title:	Director

By	/s/ Erin Morrissey
Name:	Erin Morrissey
Title:	Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

BLT 18 LLC

By	/s/ Michael Wotanowski
Name:	Michael Wotanowski
Title:	Authorized Signatory

[Amendment No. 4 to Amended and Restated Credit Agreement]

CREDIT INDUSTRIEL ET COMMERCIAL,
New York Branch

By	/s/ Eric Longuet
Name:	Eric Longuet
Title:	Vice President

By	/s/ Albert Calo
Name:	Albert Calo
Title:	Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

LANDMARK III CDO LTD.
By Aladdin Capital Management LLC as Manager

By	/s/ Christine M. Barto
Name:	Christine M. Barto
Title:	Authorized Signatory

[Amendment No. 4 to Amended and Restated Credit Agreement]

LANDMARK IV CDO LTD.
By Aladdin Capital Management LLC as Manager

By	/s/ Christine M. Barto
Name:	Christine M. Barto
Title:	Authorized Signatory

[Amendment No. 4 to Amended and Restated Credit Agreement]

LANDMARK V CDO LTD.
By Aladdin Capital Management LLC as Manager

By	/s/ Christine M. Barto
Name:	Christine M. Barto
Title:	Authorized Signatory

[Amendment No. 4 to Amended and Restated Credit Agreement]

LANDMARK VI CDO LTD.
By Aladdin Capital Management LLC as Manager

By	/s/ Christine M. Barto
Name:	Christine M. Barto
Title:	Authorized Signatory

[Amendment No. 4 to Amended and Restated Credit Agreement]

LANDMARK VII CDO LTD.
By Aladdin Capital Management LLC as Manager

By	/s/ Christine M. Barto
Name:	Christine M. Barto
Title:	Authorized Signatory

[Amendment No. 4 to Amended and Restated Credit Agreement]

LANDMARK VIII CLO LTD.
By Aladdin Capital Management LLC as Manager

By	/s/ Christine M. Barto
Name:	Christine M. Barto
Title:	Authorized Signatory

[Amendment No. 4 to Amended and Restated Credit Agreement]

LANDMARK IX CDO LTD.
By Aladdin Capital Management LLC as Manager

By	/s/ Christine M. Barto
Name:	Christine M. Barto
Title:	Authorized Signatory

[Amendment No. 4 to Amended and Restated Credit Agreement]

GREYROCK CDO, LTD.
By Aladdin Capital Management LLC as Manager

By	/s/ Christine M. Barto
Name:	Christine M. Barto
Title:	Authorized Signatory

[Amendment No. 4 to Amended and Restated Credit Agreement]

Aladdin Flexible Investment Fund Series 2007-1

By	/s/ Christine M. Barto
Name:	Christine M. Barto
Title:	Authorized Signatory

[Amendment No. 4 to Amended and Restated Credit Agreement]

Aladdin Flexible Investment Fund Series 2008-1

By	/s/ Christine M. Barto
Name:	Christine M. Barto
Title:	Authorized Signatory

[Amendment No. 4 to Amended and Restated Credit Agreement]

Aladdin Flexible Investment Fund Series 2008-2

By	/s/ Christine M. Barto
Name:	Christine M. Barto
Title:	Authorized Signatory

[Amendment No. 4 to Amended and Restated Credit Agreement]

Galaxy CLO 2003-1, Ltd.
By: PineBridge Investments LLC
Its Collateral Manager

Galaxy CLO III, Ltd.
By: PineBridge Investments LLC
Its Collateral Manager

Galaxy CLO IV, Ltd.
By: PineBridge Investments LLC
Its Collateral Manager

Galaxy CLO V, Ltd.
By: PineBridge Investments LLC
Its Collateral Manager

Galaxy CLO VI, Ltd.
By: PineBridge Investments LLC
Its Collateral Manager

Galaxy CLO VII, Ltd.
By: PineBridge Investments LLC
Its Collateral Manager

Galaxy CLO VIII, Ltd.
By: PineBridge Investments LLC
Its Collateral Manager

Galaxy CLO X, Ltd.
By: PineBridge Investments LLC
Its Collateral Manager

American International Group, Inc.
By: PineBridge Investments LLC
Its Investment Adviser

PineBridge Bank Loan Fund, Ltd. (Know as AIG Bank Loan Fund Ltd.
By: PineBridge Investments LLC
Its Investment Manager

Saturn CLO, Ltd.
By: PineBridge Investments LLC
Its Collateral Manager

[Amendment No. 4 to Amended and Restated Credit Agreement]

By	/s/ John Wesley Burgess
Name:	John Wesley Burgess
Title:	Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

PPM Monarch Bay Funding LLC

By	/s/ Stacy Lai
Name:	Stacy Lai
Title:	Assistant Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

SERVES 2006-1, Ltd.

By	/s/ Chris Kappas
Name:	Chris Kappas
Title:	Managing Director

[Amendment No. 4 to Amended and Restated Credit Agreement]

PPM Grayhawk CLO, LTD.

By	/s/ Chris Kappas
Name:	Chris Kappas
Title:	Managing Director

[Amendment No. 4 to Amended and Restated Credit Agreement]

U.S. Bank National Association

By	/s/ Jason Nadler
Name:	Jason Nadler
Title:	Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

LCM I LIMITED PARTNERSHIP

By:	LCM Asset Management LLC As Collateral Manager

By	/s/ Alexander B. Kenna
Name:	LCM Asset Management LLC
Title:	Alexander B. Kenna

[Amendment No. 4 to Amended and Restated Credit Agreement]

LCM II LIMITED PARTNERSHIP

By:	LCM Asset Management LLC As Collateral Manager

By	/s/ Alexander B. Kenna
Name:	LCM Asset Management LLC
Title:	Alexander B. Kenna

[Amendment No. 4 to Amended and Restated Credit Agreement]

LCM III, Ltd.

By:	LCM Asset Management LLC As Collateral Manager

By	/s/ Alexander B. Kenna
Name:	LCM Asset Management LLC
Title:	Alexander B. Kenna

[Amendment No. 4 to Amended and Restated Credit Agreement]

LCM IV, Ltd.

By:	LCM Asset Management LLC As Collateral Manager

By	/s/ Alexander B. Kenna
Name:	LCM Asset Management LLC
Title:	Alexander B. Kenna

[Amendment No. 4 to Amended and Restated Credit Agreement]

LCM V, Ltd.

By:	LCM Asset Management LLC as Collateral Manager

By	/s/ Alexander B. Kenna
Name:	LCM Asset Management LLC
Title:	Alexander B. Kenna

[Amendment No. 4 to Amended and Restated Credit Agreement]

LCM VI, Ltd.

By:	LCM Asset Management LLC As Collateral Manager

By	/s/ Alexander B. Kenna
Name:	LCM Asset Management LLC
Title:	Alexander B. Kenna

[Amendment No. 4 to Amended and Restated Credit Agreement]

Ameriprise Financial, Inc.

By	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

RiverSource Bond Series, Inc. -
Columbia Floating Rate Fund

By	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

RiverSource Institutional
Leveraged Loan Fund II, L.P.
By: Columbia Management Investment Advisors, LLC
As Investment Manager

By	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Secretary

[Amendment No. 4 to Amended and Restated Credit Agreement]

RiverSource Life Insurance Company

By	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

RiverSource Strategic Allocation
Series, Inc. - RiverSource Strategic
Income Allocation Fund

By	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

Centurion CDO VI, Ltd.
By: Columbia Management Investment Advisors, LLC
As Collateral Manager

By	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

[Amendment No. 4 to Amended and Restated Credit Agreement]

Centurion CDO VII Limited
By: Columbia Management Investment Advisors, LLC
As Collateral Manager

By	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

[Amendment No. 4 to Amended and Restated Credit Agreement]

Centurion CDO 8 Limited
By: Columbia Management Investment Advisors, LLC
As Collateral Manager

By	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

[Amendment No. 4 to Amended and Restated Credit Agreement]

Centurion CDO 9 Limited
By: Columbia Management Investment Advisors, LLC
As Collateral Manager

By	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

[Amendment No. 4 to Amended and Restated Credit Agreement]

Cent CDO 10 Limited
By: Columbia Management Investment Advisors, LLC
As Collateral Manager

By	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

[Amendment No. 4 to Amended and Restated Credit Agreement]

Cent CDO XI Limited
By: Columbia Management Investment Advisors, LLC
As Collateral Manager

By	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

[Amendment No. 4 to Amended and Restated Credit Agreement]

Cent CDO 12 Limited
By: Columbia Management Investment Advisors, LLC
As Collateral Manager

By	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

[Amendment No. 4 to Amended and Restated Credit Agreement]

Cent CDO 14 Limited
By: Columbia Management Investment Advisors, LLC
As Collateral Manager

By	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

[Amendment No. 4 to Amended and Restated Credit Agreement]

Cent CDO 15 Limited
By: Columbia Management Investment Advisors, LLC
As Collateral Manager

By	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

SOCIETE GENERALE

By	/s/ Edwige Campos Sucher
Name:	Edwige Campos Sucher
Title:	Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC.

By	/s/ Susan Saxe
Name:	Susan Saxe
Title:	Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

UniCredit Bank AG, New York Branch

By	/s/ William W. Hunter
Name:	William W. Hunter
Title:	Director

By	/s/ Miriam Trautmann
Name:	Miriam Trautmann
Title:	Director

[Amendment No. 4 to Amended and Restated Credit Agreement]

VENTURE III CDO LIMITED
By its investment advisor, MJX Asset Management LLC

By	/s/ Martin Davey
Name:	Martin Davey
Title:	Managing Director

[Amendment No. 4 to Amended and Restated Credit Agreement]

VENTURE IV CDO LIMITED
By its investment advisor, MJX Asset Management LLC

By	/s/ Martin Davey
Name:	Martin Davey
Title:	Managing Director

[Amendment No. 4 to Amended and Restated Credit Agreement]

VENTURE V CDO LIMITED
By its investment advisor, MJX Asset Management LLC

By	/s/ Martin Davey
Name:	Martin Davey
Title:	Managing Director

[Amendment No. 4 to Amended and Restated Credit Agreement]

VENTURE VI CDO LIMITED
By its investment advisor, MJX Asset Management LLC

By	/s/ Martin Davey
Name:	Martin Davey
Title:	Managing Director

[Amendment No. 4 to Amended and Restated Credit Agreement]

VENTURE VII CDO LIMITED
By its investment advisor, MJX Asset Management LLC

By	/s/ Martin Davey
Name:	Martin Davey
Title:	Managing Director

[Amendment No. 4 to Amended and Restated Credit Agreement]

VENTURE VIII CDO LIMITED
By its investment advisor, MJX Asset Management LLC

By	/s/ Martin Davey
Name:	Martin Davey
Title:	Managing Director

[Amendment No. 4 to Amended and Restated Credit Agreement]

VENTURE IX CDO LIMITED
By its investment advisor, MJX Asset Management LLC

By	/s/ Martin Davey
Name:	Martin Davey
Title:	Managing Director

[Amendment No. 4 to Amended and Restated Credit Agreement]

Oppenheimer Senior Floating Rate Fund

By	/s/ Susanna Evans
Name:	Susanna Evans
Title:	AVP

[Amendment No. 4 to Amended and Restated Credit Agreement]

Oppenheimer Master Loan Fund, LLC

By	/s/ Susanna Evans
Name:	Susanna Evans
Title:	AVP

[Amendment No. 4 to Amended and Restated Credit Agreement]

HarbourView CLO 2006-1

By	/s/ Susanna Evans
Name:	Susanna Evans
Title:	AVP

[Amendment No. 4 to Amended and Restated Credit Agreement]

Del Mar CLO I, Ltd.
By: Caywood-Scholl Capital Management, LLC. As Collateral Manager

By:	/s/ Tom Saake
	Name:	Tom Saake
	Title:	Managing Director

[Amendment No. 4 to Amended and Restated Credit Agreement]

M&I Marshall & Ilsley Bank

By	/s/ Ronald J. Carey
Name:	Ronald J. Carey
Title:	Vice President

By	/s/ James R. Miller
Name:	James R. Miller
Title:	Senior Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

WELLS FARGO BANK, N.A.

By:	/s/ Mark Holm
Name:	Mark Holm
Title:	Director

[Amendment No. 4 to Amended and Restated Credit Agreement]

CATERPILLAR FINANCIAL SERVICES CORPORATION

By:	/s/ Michael M. Ward
Name:	Michael M. Ward
Title:	Credit & Operations Manager - Syndications Caterpillar Financial Services Corporation

[Amendment No. 4 to Amended and Restated Credit Agreement]

San Bernardino County Employees’ Retirement Association

MacKay Shields Short Duration Alpha Fund

New York Life Insurance Company (Guaranteed Products)

UBS PACE Select Advisors Trust — UBS PACE High Yield Investments

New York Life Insurance Company, GP - Portable Alpha

MacKay Shields Core Plus Opportunities Fund Ltd.

Northrop Grumman Pension Master Trust

By: MacKay Shields LLC as Investment Advisor and not individually

By:	/s/ Dan Roberts
Dan Roberts
Sr. Managing Director

[Amendment No. 4 to Amended and Restated Credit Agreement]

Grand Central Asset Trust, LBAM Series

By	/s/ Adam Kaiser
Name:	Adam Kaiser
Title:	Attorney-In-Fact

[Amendment No. 4 to Amended and Restated Credit Agreement]

ASSOCIATED BANK, N.A.

By	/s/ Daniel Holzhauer
Name:	Daniel Holzhauer
Title:	Vice President — Senior Lender

[Amendment No. 4 to Amended and Restated Credit Agreement]

Axa Investment Managers Paris S.A. on behalf of the funds it manages:

• Matignon Derivatives Loans
• Matignon Leveraged Loans Limited
• Confluent 5 Limited

By	/s/ Olivier Testard
Name:	Olivier Testard
Title:	Head of leveraged finance research

[Amendment No. 4 to Amended and Restated Credit Agreement]

THE SUMITOMO TRUST AND BANKING CO., LTD., NEW YORK BRANCH

By	/s/ Albert C Tew II
Name:	Albert C Tew II
Title:	Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

NATIXIS

By	/s/ Nicolas Regent
Name:	Nicolas Regent
Title:	Director

By	/s/ Pieter van Tulder
Name:	Pieter van Tulder
Title:	M.D.

[Amendment No. 4 to Amended and Restated Credit Agreement]

Flagship CLO III
By: Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.) As Collateral Manager

By:	/s/ Eric S. Meyer
Eric S. Meyer, Managing Director

	By:	/s/ Joseph Tavolieri
	Name:	Joseph Tavolieri
	Title:	Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

Flagship CLO IV
By: Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.) As Collateral Manager

By:	/s/ Eric S. Meyer
Eric S. Meyer, Managing Director

	By:	/s/ Joseph Tavolieri
	Name:	Joseph Tavolieri
	Title:	Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

Flagship CLO V
By: Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.) As Collateral Manager

By:	/s/ Eric S. Meyer
Eric S. Meyer, Managing Director

	By:	/s/ Joseph Tavolieri
	Name:	Joseph Tavolieri
	Title:	Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

Flagship CLO VI
By:	Deutsche Investment Management Americas, Inc. As Collateral Manager

By:	/s/ Eric S. Meyer
Eric S. Meyer, Managing Director

	By:	/s/ Joseph Tavolieri
	Name:	Joseph Tavolieri
	Title:	Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

DWS Floating Rate Plus Fund
By:	Deutsche Investment Management Americas, Inc. Investment Advisor

By:	/s/ Eric S. Meyer
Eric S. Meyer, Managing Director

	By:	/s/ Joseph Tavolieri
	Name:	Joseph Tavolieri
	Title:	Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

DWS Short Duration Plus Fund
By:	Deutsche Investment Management Americas, Inc. Investment Advisor

By:	/s/ Eric S. Meyer
Eric S. Meyer, Managing Director

	By:	/s/ Joseph Tavolieri
	Name:	Joseph Tavolieri
	Title:	Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

SunTrust Bank

By	/s/ David Simpson
Name:	David Simpson
Title:	Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

RIDGEWORTH FUNDS – TOTAL RETURN BOND FUND
By: Seix Investment Advisors LLC, as Sub-Adviser

RIDGEWORTH FUNDS – INTERMEDIATE BOND FUND
By: Seix Investment Advisors LLC, as Sub-Adviser

RIDGEWORTH FUNDS – INVESTMENT GRADE BOND FUND
By: Seix Investment Advisors LLC, as Sub-Adviser

GRAND HORN CLO LTD.
By: Seix Investment Advisors LLC, as Collateral Manager

BAKER STREET FUNDING CLO 2005-I LTD.
By: Seix Investment Advisors LLC, as Collateral Manager

BAKER STREET CLO II LTD.
By: Seix Investment Advisors LLC, as Collateral Manager

MOUNTAIN VIEW FUNDING CLO 2006-I LTD.
By: Seix Investment Advisors LLC, as Collateral Manager

MOUNTAIN VIEW CLO II LTD.
By: Seix Investment Advisors LLC, as Collateral Manager

MOUNTAIN VIEW CLO III LTD.
By: Seix Investment Advisors LLC, as Collateral

[Amendment No. 4 to Amended and Restated Credit Agreement]

Manager

RIDGEWORTH FUNDS – SEIX FLOATING RATE HIGH INCOME FUND
By: Seix Investment Advisors LLC, as Sub-Adviser

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO
By: Seix Investment Advisors LLC, as Sub-Adviser

By	/s/ George Goudelias
Name:	George Goudelias
Title:	Managing Director

[Amendment No. 4 to Amended and Restated Credit Agreement]

NAVIGATOR CDO 2004, LTD., as a Lender

By:	GE Asset Management Inc., as Collateral Manager

	By:	/s/ Kathleen Brooks
	Name:	Kathleen Brooks
	Title:	Authorized Signatory

NAVIGATOR CDO 2005, LTD., as a Lender

By:	GE Asset Management Inc., as Collateral Manager

	By:	/s/ Kathleen Brooks
	Name:	Kathleen Brooks
	Title:	Authorized Signatory

NAVIGATOR CDO 2006, LTD., as a Lender

By:	GE Asset Management Inc., as Collateral Manager

	By:	/s/ Kathleen Brooks
	Name:	Kathleen Brooks
	Title:	Authorized Signatory

GENERAL ELECTRIC PENSION TRUST, as a Lender

By:	GE Capital Debt Advisors, LLC., as Collateral Manager

	By:	/s/ Kathleen Brooks
	Name:	Kathleen Brooks
	Title:	Authorized Signatory

[Amendment No. 4 to Amended and Restated Credit Agreement]

Mizuho Corporate Bank Limited

By	/s/ Toru Inoue
Name:	Toru Inoue
Title:	Deputy General Manager

[Amendment No. 4 to Amended and Restated Credit Agreement]

KATONAH VII CLO LTD.

By	/s/ Daniel Gilligan
Name:	DANIEL GILLIGAN
Title:	Authorized Officer Katonah Debt Advisors, L.L.C. As Manager

[Amendment No. 4 to Amended and Restated Credit Agreement]

KATONAH IX CLO LTD.

By	/s/ Daniel Gilligan
Name:	DANIEL GILLIGAN
Title:	Authorized Officer Katonah Debt Advisors, L.L.C. As Manager

[Amendment No. 4 to Amended and Restated Credit Agreement]

KATONAH 2007-I CLO LTD.

By	/s/ Daniel Gilligan
Name:	DANIEL GILLIGAN
Title:	Authorized Officer Katonah Debt Advisors, L.L.C. As Manager

[Amendment No. 4 to Amended and Restated Credit Agreement]

This consent is made severally and not jointly by the following Lenders, acting in each case through the undersigned investment advisor:

T. Rowe Price Institutional Floating Rate Fund

Board of Pensions of the Evangelical Lutheran Church in America

U.A.I (Luxembourg) Investment S.á.r.l.

By: T. Rowe Price Associates, Inc. as investment advisor:

By:	/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

PT. BANK NEGARA INDONESIA (Persero) Tbk.

By	/s/ Jerry Phillips
Name:	Jerry Phillips
Title:	Credit Manager

[Amendment No. 4 to Amended and Restated Credit Agreement]

GULF STREAM-COMPASS CLO 2004-I LTD By: Gulf Stream Asset Management LLC As Collateral Manager

GULF STREAM-COMPASS CLO 2005-I LTD By: Gulf Stream Asset Management LLC As Collateral Manager

GULF STREAM-SEXTANT CLO 2006-I LTD By: Gulf Stream Asset Management LLC As Collateral Manager

GULF STREAM-RASHINBAN CLO 2006-I LTD By: Gulf Stream Asset Management LLC As Collateral Manager

GULF STREAM-SEXTANT CLO 2007-I LTD By: Gulf Stream Asset Management LLC As Collateral Manager

NEPTUNE FINANCE CCS, LTD. By: Gulf Stream Asset Management LLC As Collateral Manager

By	/s/ Barry Love
Name:	Barry Love
Title:	Chief Credit Officer

[Amendment No. 4 to Amended and Restated Credit Agreement]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK NEW YORK BRANCH, as Lender

By	/s/ David Cagle
Name:	David Cagle
Title:	Managing Director

By	/s/ Blake Wright
Name:	Blake Wright
Title:	Managing Director

[Amendment No. 4 to Amended and Restated Credit Agreement]

Fraser Sullivan CLO II Ltd., as Lender
By: Fraser Sullivan Investment Management, LLC, as Collateral Manager

By	/s/ John W. Fraser
Name:	John W. Fraser
Title:	Manager

[Amendment No. 4 to Amended and Restated Credit Agreement]

COA Tempus Ltd., as Lender
By: FS COA Management, LLC, as Investment Manager

By	/s/ John W. Fraser
Name:	John W. Fraser
Title:	Manager

[Amendment No. 4 to Amended and Restated Credit Agreement]

Fraser Sullivan CLO I Ltd., as Lender
By: Fraser Sullivan Investment Management, LLC, as Collateral Manager

By	/s/ John W. Fraser
Name:	John W. Fraser
Title:	Manager

[Amendment No. 4 to Amended and Restated Credit Agreement]

KATONAH X CLO LTD.

By	/s/ Daniel Gilligan
Name:	DANIEL GILLIGAN
Title:	Authorized Officer Katonah Debt Advisors, L.L.C. As Manager

[Amendment No. 4 to Amended and Restated Credit Agreement]

KATONAH VIII CLO LTD.

By	/s/ Daniel Gilligan
Name:	DANIEL GILLIGAN
Title:	Authorized Officer Katonah Debt Advisors, L.L.C. As Manager

[Amendment No. 4 to Amended and Restated Credit Agreement]

LFSIGXG LLC
By: Highbridge Principal Strategies, as its Sub-Advisor

By	/s/ Jamie Donsky
Name:	Jamie Donsky
Title:	Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

The Bank of Tokyo-Mitsubishi UFJ, Ltd., as a Lender

By

/s/ Victor Pierzchalski
Name:	Victor Pierzchalski
Title:	Authorized Signatory

[Amendment No. 4 to Amended and Restated Credit Agreement]

AMMC CLO III, LIMITED
By: American Money Management Corp., as Collateral Manager

By	/s/ Chester M. Eng
Name:	Chester M. Eng
Title:	Senior Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

AMMC CLO IV, LIMITED
By: American Money Management Corp., as Collateral Manager

By	/s/ Chester M. Eng
Name:	Chester M. Eng
Title:	Senior Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

AMMC CLO VI, LIMITED
By: American Money Management Corp., as Collateral Manager

By	/s/ Chester M. Eng
Name:	Chester M. Eng
Title:	Senior Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

AMMC VII, LIMITED
By: American Money Management Corp., as Collateral Manager

By	/s/ Chester M. Eng
Name:	Chester M. Eng
Title:	Senior Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

AMMC VIII, LIMITED
By: American Money Management Corp., as Collateral Manager

By	/s/ Chester M. Eng
Name:	Chester M. Eng
Title:	Senior Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

BNP PARIBAS

By	/s/ Scott Tricarico
Name:	SCOTT TRICARICO
Title:	Vice President

By	/s/ Brendan Heneghan
Name:	BRENDAN HENEGHAN
Title:	Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

BLUE SHIELD OF CALIFORNIA

By	/s/ David Ardini
Name:	David Ardini
Title:	Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

FRANKLIN CLO V, LIMITED

By	/s/ David Ardini
Name:	David Ardini, Franklin Advisors, Inc. as Collateral Manager
Title:	Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

FRANKLIN FLOATING RATE DAILY ACCESS FUND

By	/s/ Richard Hsu
Name:	Richard Hsu
Title:	Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

FRANKLIN FLOATING RATE MASTER SERIES

By	/s/ Richard Hsu
Name:	Richard Hsu
Title:	Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

FRANKLIN TEMPLETON SERIES II FUNDS FRANKLIN FLOATING RATE II FUND

By	/s/ Richard Hsu
Name:	Richard Hsu
Title:	Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST

By	/s/ Richard Hsu
Name:	Richard Hsu
Title:	Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

CANARAS SUMMIT CLO LTD
By: Canaras Capital Management LLC As Sub-Investment Adviser

By	/s/ Richard J. Vratanina
Name:	Richard J. Vratanina
Title:	Authorized Signatory

[Amendment No. 4 to Amended and Restated Credit Agreement]

COÖPERATIEVE CENTRALE RAIFFEISEN- BOERENI EENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH

By:	/s/ Andrew Sherman
Name:	Andrew Sherman
Title:	Executive Director

By:	/s/ Peter Glawe
Name:	Peter Glawe
Title:	Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

CELERITY CLO LTD.
By: TCW Asset Management Company, as Agent

By:	/s/ Stephen Suo
Name:	STEPHEN SUO
Title:	SENIOR VICE PRESIDENT

By:	/s/ Gil Tollinchi
Name:	GIL TOLLINCHI
Title:	SENIOR VICE PRESIDENT

[Amendment No. 4 to Amended and Restated Credit Agreement]

FIRST 2004-I CLO, LTD.
By: TCW Asset Management Company, its Collateral Manager

By:	/s/ Stephen Suo
Name:	STEPHEN SUO
Title:	SENIOR VICE PRESIDENT

By:	/s/ Gil Tollinchi
Name:	GIL TOLLINCHI
Title:	SENIOR VICE PRESIDENT

[Amendment No. 4 to Amended and Restated Credit Agreement]

FIRST 2004-II CLO, LTD.
By: TCW Asset Management Company, its Collateral Manager

By:	/s/ Stephen Suo
Name:	STEPHEN SUO
Title:	SENIOR VICE PRESIDENT

By:	/s/ Gil Tollinchi
Name:	GIL TOLLINCHI
Title:	SENIOR VICE PRESIDENT

[Amendment No. 4 to Amended and Restated Credit Agreement]

ILLINOIS STATE BOARD OF INVESTMENT
By: TCW Asset Management Company, as its Investment Advisor

By:	/s/ Stephen Suo
Name:	STEPHEN SUO
Title:	SENIOR VICE PRESIDENT

By:	/s/ Gil Tollinchi
Name:	GIL TOLLINCHI
Title:	SENIOR VICE PRESIDENT

[Amendment No. 4 to Amended and Restated Credit Agreement]

MAC CAPITAL, LTD.
By: TCW Asset Management Company as its Portfolio Manager

By:	/s/ Stephen Suo
Name:	STEPHEN SUO
Title:	SENIOR VICE PRESIDENT

By:	/s/ Gil Tollinchi
Name:	GIL TOLLINCHI
Title:	SENIOR VICE PRESIDENT

[Amendment No. 4 to Amended and Restated Credit Agreement]

RGA Reinsurance Company
By: TCW Asset Management Company, as its Investment Advisor

By:	/s/ Stephen Suo
Name:	STEPHEN SUO
Title:	SENIOR VICE PRESIDENT

By:	/s/ Gil Tollinchi
Name:	GIL TOLLINCHI
Title:	SENIOR VICE PRESIDENT

[Amendment No. 4 to Amended and Restated Credit Agreement]

Trust Company of the West,
As trustee of TCW Capital Trust

By:	/s/ Stephen Suo
Name:	STEPHEN SUO
Title:	SENIOR VICE PRESIDENT

By:	/s/ Gil Tollinchi
Name:	GIL TOLLINCHI
Title:	SENIOR VICE PRESIDENT

[Amendment No. 4 to Amended and Restated Credit Agreement]

TCW Senior Secured Floating Rate Loan Fund, L.P.
By: TCW Asset Management Company, as its Investment Advisory

By:	/s/ Stephen Suo
Name:	STEPHEN SUO
Title:	SENIOR VICE PRESIDENT

By:	/s/ Gil Tollinchi
Name:	GIL TOLLINCHI
Title:	SENIOR VICE PRESIDENT

[Amendment No. 4 to Amended and Restated Credit Agreement]

TCW Senior Secured Loan Fund, LP
By: TCW Asset Management Company, as its Investment Advisor

By:	/s/ Stephen Suo
Name:	STEPHEN SUO
Title:	SENIOR VICE PRESIDENT

By:	/s/ Gil Tollinchi
Name:	GIL TOLLINCHI
Title:	SENIOR VICE PRESIDENT

[Amendment No. 4 to Amended and Restated Credit Agreement]

VELOCITY CLO LTD.
By: TCW Asset Management Company, as Collateral Manager

By:	/s/ Stephen Suo
Name:	STEPHEN SUO
Title:	SENIOR VICE PRESIDENT

By:	/s/ Gil Tollinchi
Name:	GIL TOLLINCHI
Title:	SENIOR VICE PRESIDENT

[Amendment No. 4 to Amended and Restated Credit Agreement]

VITESSE CLO LTD.
By: TCW Asset Management Company as its Portfolio Manager

By:	/s/ Stephen Suo
Name:	STEPHEN SUO
Title:	SENIOR VICE PRESIDENT

By:	/s/ Gil Tollinchi
Name:	GIL TOLLINCHI
Title:	SENIOR VICE PRESIDENT

[Amendment No. 4 to Amended and Restated Credit Agreement]

WEST BEND MUTUAL INSURANCE COMPANY
By: TCW Asset Management Company, as its Investment Advisor

By:	/s/ Stephen Suo
Name:	STEPHEN SUO
Title:	SENIOR VICE PRESIDENT

By:	/s/ Gil Tollinchi
Name:	GIL TOLLINCHI
Title:	SENIOR VICE PRESIDENT

[Amendment No. 4 to Amended and Restated Credit Agreement]

Siemens Financial Services, Inc.

By	/s/ Mattthius Grossman
Name:	Mattthius Grossman
Title:	SVP & CFO

By	/s/ Douglas Maher
Name:	Douglas Maher
Title:	Managing Director

[Amendment No. 4 to Amended and Restated Credit Agreement]

Nantucket CLO I Ltd
By: Fortis Investment Management USA, Inc., as Attorney-in-Fact

By	/s/ Vanessa Ritter
Name:	Vanessa Ritter
Title:	Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

Avery Point CLO, Limited By: Sankaty Advisors LLC as Collateral Manager

By	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr.Vice President of Operations

[Amendment No. 4 to Amended and Restated Credit Agreement]

Castle Hill III CLO, Limited By: Sankaty Advisors LLC as Collateral Manager

By	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr.Vice President of Operations

[Amendment No. 4 to Amended and Restated Credit Agreement]

Chatham Light II CLO, Limited By: Sankaty Advisors LLC, as Collateral Manager

By	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr.Vice President of Operations

[Amendment No. 4 to Amended and Restated Credit Agreement]

Katonah III, Ltd. by Sankaty Advisors LLC as Sub-Advisors

By	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr.Vice President of Operations

[Amendment No. 4 to Amended and Restated Credit Agreement]

Race Point II CLO, Limited By: Sankaty Advisors, LLC as Collateral Manager

By	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr.Vice President of Operations

[Amendment No. 4 to Amended and Restated Credit Agreement]

Race Point III CLO By: Sankaty Advisors, LLC as Collateral Manager

By	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr.Vice President of Operations

[Amendment No. 4 to Amended and Restated Credit Agreement]

Race Point IV CLO, Ltd By: Sankaty Advisors, LLC as Collateral Manager

By	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr.Vice President of Operations

[Amendment No. 4 to Amended and Restated Credit Agreement]

SSS Funding II, LLC
By: Sankaty Advisors, LLC as Collateral Manager

By	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr.Vice President of Operations

[Amendment No. 4 to Amended and Restated Credit Agreement]

Bayerische Landesbank (BayernLB)

By	/s/ Paul Stephen R. Casino
Name:	Paul Stephen R. Casino
Title:	Vice President

By	/s/ Christopher Dowd
Name:	Christopher Dowd
Title:	Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

Clydesdale CLO 2004, Ltd.

By	/s/ Robert Hoffman
Name:	Robert Hoffman
Title:	Executive Director

NOMURA CORPORATE RESEARCH
AND ASSET MANAGEMENT INC.
AS
INVESTMENT MANAGER

[Amendment No. 4 to Amended and Restated Credit Agreement]

Clydesdale CLO 2005, Ltd.

By	/s/ Robert Hoffman
Name:	Robert Hoffman
Title:	Executive Director

NOMURA CORPORATE RESEARCH
AND ASSET MANAGEMENT INC.
AS
INVESTMENT MANAGER

[Amendment No. 4 to Amended and Restated Credit Agreement]

Clydesdale CLO 2006, Ltd.

By	/s/ Robert Hoffman
Name:	Robert Hoffman
Title:	Executive Director

NOMURA CORPORATE RESEARCH
AND ASSET MANAGEMENT INC.
AS
INVESTMENT MANAGER

[Amendment No. 4 to Amended and Restated Credit Agreement]

Clydesdale CLO 2007, Ltd.

By	/s/ Robert Hoffman
Name:	Robert Hoffman
Title:	Executive Director

NOMURA CORPORATE RESEARCH
AND ASSET MANAGEMENT INC.
AS
INVESTMENT MANAGER

[Amendment No. 4 to Amended and Restated Credit Agreement]

Clydesdale Strategic CLO I, Ltd.

By	/s/ Robert Hoffman
Name:	Robert Hoffman
Title:	Executive Director

NOMURA CORPORATE RESEARCH
AND ASSET MANAGEMENT INC.
AS
INVESTMENT MANAGER

[Amendment No. 4 to Amended and Restated Credit Agreement]

NCRAM Senior Loan Trust 2005

By	/s/ Robert Hoffman
Name:	Robert Hoffman
Title:	Executive Director

NOMURA CORPORATE RESEARCH
AND ASSET MANAGEMENT INC.
AS
INVESTMENT ADVISER

[Amendment No. 4 to Amended and Restated Credit Agreement]

Cole Brook CBNA Loan Funding LLC

By	/s/ Adam Kaiser
Name:	Adam Kaiser
Title:	ATTORNEY-IN-FACT

[Amendment No. 4 to Amended and Restated Credit Agreement]

Green Island CBNA Loan Funding LLC

By	/s/ Adam Kaiser
Name:	Adam Kaiser
Title:	ATTORNEY-IN-FACT

[Amendment No. 4 to Amended and Restated Credit Agreement]

ALZETTE EUROPEAN CLO S.A.
By: INVESCO Senior Secured Management, Inc. As Collateral Manager

By	/s/ Thomas H. B. Ewald
Name:	Thomas H. B. Ewald
Title:	Authorized Signatory

[Amendment No. 4 to Amended and Restated Credit Agreement]

AVALON CAPITAL LTD. 3
By: INVESCO Senior Secured Management, Inc. As Asset Manager

By	/s/ Thomas H. B. Ewald
Name:	Thomas H. B. Ewald
Title:	Authorized Signatory

[Amendment No. 4 to Amended and Restated Credit Agreement]

BELHURST CLO LTD.
By: INVESCO Senior Secured Management, Inc. As Collateral Manager

By	/s/ Thomas H. B. Ewald
Name:	Thomas H. B. Ewald
Title:	Authorized Signatory

[Amendment No. 4 to Amended and Restated Credit Agreement]

CELTS CLO 2007-1 LTD
By: INVESCO Senior Secured Management, Inc. As Portfolio Manager

By	/s/ Thomas H. B. Ewald
Name:	Thomas H. B. Ewald
Title:	Authorized Signatory

[Amendment No. 4 to Amended and Restated Credit Agreement]

CHAMPLAIN CLO, LTD.
By: INVESCO Senior Secured Management, Inc. As Collateral Manager

By	/s/ Thomas H. B. Ewald
Name:	Thomas H. B. Ewald
Title:	Authorized Signatory

[Amendment No. 4 to Amended and Restated Credit Agreement]

CHARTER VIEW PORTFOLIO
By: INVESCO Senior Secured Management, Inc. As Investment Advisor

By	/s/ Thomas H. B. Ewald
Name:	Thomas H. B. Ewald
Title:	Authorized Signatory

[Amendment No. 4 to Amended and Restated Credit Agreement]

DIVERSIFIED CREDIT PORTFOLIO LTD.
By: INVESCO Senior Secured Management, Inc. as Investment Adviser

By	/s/ Thomas H. B. Ewald
Name:	Thomas H. B. Ewald
Title:	Authorized Signatory

[Amendment No. 4 to Amended and Restated Credit Agreement]

Invesco Floating Rate Fund
By: INVESCO Senior Secured Management, Inc. As Sub-Adviser

By	/s/ Thomas H. B. Ewald
Name:	Thomas H. B. Ewald
Title:	Authorized Signatory

[Amendment No. 4 to Amended and Restated Credit Agreement]

HUDSON CANYON FUNDING II, LTD
By: INVESCO Senior Secured Management, Inc. As Collateral Manager & Attorney InFact

By	/s/ Thomas H. B. Ewald
Name:	Thomas H. B. Ewald
Title:	Authorized Signatory

[Amendment No. 4 to Amended and Restated Credit Agreement]

LIMEROCK CLO I
By: INVESCO Senior Secured Management, Inc. As Investment Manager

By	/s/ Thomas H. B. Ewald
Name:	Thomas H. B. Ewald
Title:	Authorized Signatory

[Amendment No. 4 to Amended and Restated Credit Agreement]

MOSELLE CLO S.A.
By: INVESCO Senior Secured Management, Inc. Interim Collateral Manager

By	/s/ Thomas H. B. Ewald
Name:	Thomas H. B. Ewald
Title:	Authorized Signatory

[Amendment No. 4 to Amended and Restated Credit Agreement]

NAUTIQUE FUNDING LTD.
By: INVESCO Senior Secured Management, Inc. As Collateral Manager

By	/s/ Thomas H. B. Ewald
Name:	Thomas H. B. Ewald
Title:	Authorized Signatory

[Amendment No. 4 to Amended and Restated Credit Agreement]

SAGAMORE CLO LTD.
By: INVESCO Senior Secured Management, Inc. As Collateral Manager

By	/s/ Thomas H. B. Ewald
Name:	Thomas H. B. Ewald
Title:	Authorized Signatory

[Amendment No. 4 to Amended and Restated Credit Agreement]

SARATOGA CLO I, LIMITED
By: INVESCO Senior Secured Management, Inc. As the Asset Manager

By	/s/ Thomas H. B. Ewald
Name:	Thomas H. B. Ewald
Title:	Authorized Signatory

[Amendment No. 4 to Amended and Restated Credit Agreement]

WASATCH CLO LTD
By: INVESCO Senior Secured Management, Inc. As Portfolio Manager

By	/s/ Thomas H. B. Ewald
Name:	Thomas H. B. Ewald
Title:	Authorized Signatory

[Amendment No. 4 to Amended and Restated Credit Agreement]

Confluent 3 Limted.
By: Invesco Senior Secured Management, Inc. As Investment Manager

By	/s/ Thomas H. B. Ewald
Name:	Thomas H. B. Ewald
Title:	Authorized Signatory

[Amendment No. 4 to Amended and Restated Credit Agreement]

Invesco Prime Income Trust
By: Invesco Senior Secured Management, Inc. as Sub-Adviser

By	/s/ Thomas H. B. Ewald
Name:	Thomas H. B. Ewald
Title:	Authorized Signatory

[Amendment No. 4 to Amended and Restated Credit Agreement]

MSIM Peconic Bay, Ltd.
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By	/s/ Thomas H. B. Ewald
Name:	Thomas H. B. Ewald
Title:	Authorized Signatory

[Amendment No. 4 to Amended and Restated Credit Agreement]

Qualcomm Global Trading, Inc.
By: Invesco Senior Secured Management, Inc. As Investment Manager

By	/s/ Thomas H. B. Ewald
Name:	Thomas H. B. Ewald
Title:	Authorized Signatory

[Amendment No. 4 to Amended and Restated Credit Agreement]

Invesco Van Kampen Dynamic Credit Opportunities Fund
By: Invesco Senior Secured Management, Inc. as Sub-Adviser

By	/s/ Thomas H. B. Ewald
Name:	Thomas H. B. Ewald
Title:	Authorized Signatory

[Amendment No. 4 to Amended and Restated Credit Agreement]

Invesco Van Kampen Senior Income Fund
By: Invesco Senior Secured Management, Inc. as Sub-Adviser

By	/s/ Thomas H. B. Ewald
Name:	Thomas H. B. Ewald
Title:	Authorized Signatory

[Amendment No. 4 to Amended and Restated Credit Agreement]

Invesco Van Kampen Senior Loan Fund
By: Invesco Senior Secured Management, Inc. as Sub-Adviser

By	/s/ Thomas H. B. Ewald
Name:	Thomas H. B. Ewald
Title:	Authorized Signatory

[Amendment No. 4 to Amended and Restated Credit Agreement]

Zodiac Fund — Morgan Stanley US Senior Loan Fund
By: Invesco Management S.A. As Investment Manager

By	/s/ Thomas H. B. Ewald
Name:	Thomas H. B. Ewald
Title:	Authorized Signatory

[Amendment No. 4 to Amended and Restated Credit Agreement]

CCA EAGLE LOAN MASTER FUND LTD.
By: Citigroup Alternative Investments LLC, as Investment manager for and on behalf of CCA EAGLE LOAN MASTER FUND LTD.

By	/s/ Roger Yee
Name:	Roger Yee
Title:	VP

[Amendment No. 4 to Amended and Restated Credit Agreement]

REGATTA FUNDING LTD.
By: Citi Alternative Investments LLC, attorney-in-fact

By	/s/ Roger Yee
Name:	Roger Yee
Title:	VP

[Amendment No. 4 to Amended and Restated Credit Agreement]

LMP Corporate Loan Fund, Inc.
By: Citi Alternative Investments LLC

By	/s/ Roger Yee
Name:	Roger Yee
Title:	VP

[Amendment No. 4 to Amended and Restated Credit Agreement]

WhiteHorse IV, Ltd.
By WhiteHorse Capital Partners, L.P. As collateral manager
By WhiteRock Asset Advisor, LLC, its G.P.

By	/s/ Ethan M. Underwood
Name:	Ethan M. Underwood, CFA
Title:	Portfolio Manager

[Amendment No. 4 to Amended and Restated Credit Agreement]

1776 CLO I, LTD.

By	/s/ Jim Reilly
Name:	Jim Reilly
Title:	Authorized Signatory

[Amendment No. 4 to Amended and Restated Credit Agreement]

THE NORTHERN TRUST COMPANY

By	/s/ Peter J. Hallan
Name:	Peter J. Hallan
Title:	Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

LeverageSource III S.a.r.l.,

By	/s/ Jose Mayorga
Name:	Jose Mayorga
Title:	Authorized Signatory

[Amendment No. 4 to Amended and Restated Credit Agreement]

ALM LOAN FUNDING 2010-1, LTD. By: Apollo Credit Management, LLC, its collateral manager

By	/s/ Joseph Moroney
Name:	Joseph Moroney
Title:	Authorized Signatory

[Amendment No. 4 to Amended and Restated Credit Agreement]

BABSON CLO LTD. 2004-II

VICTORIA FALLS CLO, LTD.

ARTUS LOAN FUND 2007-I, LTD.

BABSON CLO LTD. 2004-I

BABSON CLO LTD. 2005-I

BABSON CLO LTD. 2005-II

BABSON CLO LTD. 2005-III

BABSON CLO LTD. 2006-I

BABSON CLO LTD. 2006-II

BABSON CLO LTD. 2007-I

BABSON CLO LTD. 2008-I

BABSON CLO LTD. 2008-II

BABSON MID-MARKET CLO LTD. 2007-II

BABSON LOAN OPPORTUNITY CLO, LTD.

OSPREY CDO 2006-1 LTD.

SAPPHIRE VALLEY CDO I, LTD.

SUFFIELD CLO, LIMITED

By: Babson Capital Management LLC as Collateral Manager, as a Lender

By	/s/ Michael Best
Name:	Michael Best
Title:	Director

BABSON CAPITAL LOAN PARTNERS 1, L.P. HOLLY INVESTMENT CORPORATION MAPLEWOOD (CAYMON) LIMITED OLYMPIC PARK LTD. SWISS CAPITAL PRO LOAN LIMITED
By: Babson Capital Management LLC as Investment Manager, as a Lender

By	/s/ Michael Best
Name:	Michael Best
Title:	Director

[Amendment No. 4 to Amended and Restated Credit Agreement]

C.M. LIFE INSURANCE COMPANY MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY BILL & MELINDA GATES FOUNDATION TRUST
By: Babson Capital Management LLC as Investment Manager, as a Lender

By	/s/ Michael Best
Name:	Michael Best
Title:	Director

JEFFERIES FINANCE CP FUNDING LLC, as a Lender

By	/s/ Andrew Cennon
Name:	Andrew Cennon
Title:	M.D.

JFIN CLO 2007 LTD. By: Jefferies Finance LLC as Collateral Manager, as a Lender

By	/s/ Andrew Cennon
Name:	Andrew Cennon
Title:	M.D.

[Amendment No. 4 to Amended and Restated Credit Agreement]

TURF MOOR

By	/s/ Sharmin Chowdhury
Name:	SHARMIN CHOWDHURY
Title:	AUTHORIZED SIGNATORY

[Amendment No. 4 to Amended and Restated Credit Agreement]

CORTINA FUNDING

By	/s/ Sharmin Chowdhury
Name:	SHARMIN CHOWDHURY
Title:	AUTHORIZED SIGNATORY

[Amendment No. 4 to Amended and Restated Credit Agreement]

Nuveen Diversified Dividend & Income Fund
By: Symphony Asset Management LLC

By	/s/ James Kim
Name:	James Kim
Title:	Co-Head of Credit Research

[Amendment No. 4 to Amended and Restated Credit Agreement]

Symphony CLO I, LTD.
By: Symphony Asset Management LLC

By	/s/ James Kim
Name:	James Kim
Title:	Co-Head of Credit Research

[Amendment No. 4 to Amended and Restated Credit Agreement]

Symphony CLO II, LTD.
By: Symphony Asset Management LLC

By	/s/ James Kim
Name:	James Kim
Title:	Co-Head of Credit Research

[Amendment No. 4 to Amended and Restated Credit Agreement]

Symphony CLO III, LTD.
By: Symphony Asset Management LLC

By	/s/ James Kim
Name:	James Kim
Title:	Co-Head of Credit Research

[Amendment No. 4 to Amended and Restated Credit Agreement]

Symphony CLO IV, LTD.
By: Symphony Asset Management LLC

By	/s/ James Kim
Name:	James Kim
Title:	Co-Head of Credit Research

[Amendment No. 4 to Amended and Restated Credit Agreement]

Symphony CLO VI, LTD.
By: Symphony Asset Management LLC

By	/s/ James Kim
Name:	James Kim
Title:	Co-Head of Credit Research

[Amendment No. 4 to Amended and Restated Credit Agreement]

Nuveen Tax Advantaged Total Return Strategy Fund
By: Symphony Asset Management LLC

By	/s/ James Kim
Name:	James Kim
Title:	Co-Head of Credit Research

[Amendment No. 4 to Amended and Restated Credit Agreement]

Old Westbury Global Opportunities Fund

By: Shenkman Capital Management, Inc., as Investment Manager

By	/s/ Richard H. Weinstein
Name:	Richard H. Weinstein
Title:	Executive Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

Primus High Yield Bond Fund, L.P.

By: Shenkman Capital Management, Inc., as Investment Manager

By	/s/ Richard H. Weinstein
Name:	Richard H. Weinstein
Title:	Executive Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

WM Pool – Fixed Interest Trust No. 7

By: Shenkman Capital Management, Inc., as Investment Manager

By	/s/ Richard H. Weinstein
Name:	Richard H. Weinstein
Title:	Executive Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

Westbrook CLO, Ltd.

By: Shenkman Capital Management, Inc., as Investment Manager

By	/s/ Richard H. Weinstein
Name:	Richard H. Weinstein
Title:	Executive Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

American Family Mutual Insurance Company

By: Shenkman Capital Management, Inc., as Investment Manager

By	/s/ Richard H. Weinstein
Name:	Richard H. Weinstein
Title:	Executive Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

Credos Floating Rate Fund, L.P.

By: Shenkman Capital Management, Inc., its General Partner

By	/s/ Richard H. Weinstein
Name:	Richard H. Weinstein
Title:	Executive Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

Evangelical Lutheran Church In America Board of Pension

By: Shenkman Capital Management, Inc., as Investment Manager

By	/s/ Richard H. Weinstein
Name:	Richard H. Weinstein
Title:	Executive Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

Evangelical Lutheran Church In America Board of Pension Social Criteria

By: Shenkman Capital Management, Inc., as Investment Manager

By	/s/ Richard H. Weinstein
Name:	Richard H. Weinstein
Title:	Executive Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

Tavitian Foundation, Inc.

By: Shenkman Capital Management, Inc., as Investment Manager

By	/s/ Richard H. Weinstein
Name:	Richard H. Weinstein
Title:	Executive Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

Texas PrePaid Higher Education Tuition Board

By: Shenkman Capital Management, Inc., as Investment Adviser

By	/s/ Richard H. Weinstein
Name:	Richard H. Weinstein
Title:	Executive Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

Teachers’ Retirement System of Louisiana (Shenkman – BANK LOAN ACCOUNT)

By: Shenkman Capital Management, Inc., as Investment Manager

By	/s/ Richard H. Weinstein
Name:	Richard H. Weinstein
Title:	Executive Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

Trustmark Insurance Company

By: Shenkman Capital Management, Inc., as Investment Advisor

By	/s/ Richard H. Weinstein
Name:	Richard H. Weinstein
Title:	Executive Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

Trustees Of The University Of Pennsylvania

By: Shenkman Capital Management, Inc., as Investment Manager

By	/s/ Richard H. Weinstein
Name:	Richard H. Weinstein
Title:	Executive Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

Harbor High Yield Bond Fund

By: Shenkman Capital Management, Inc., as Sub Advisor

By	/s/ Richard H. Weinstein
Name:	Richard H. Weinstein
Title:	Executive Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

Bacchus (US) 2006-1 Ltd.

By	/s/ James W. Sykes
Name:	James W. Sykes
Title:	Managing Principal

[Amendment No. 4 to Amended and Restated Credit Agreement]

GMAM Group Pension Trust I

By: State Street Bank & Trust Company as Trustee For GMAM Group Pension Trust I

By	/s/ Tim Worth
Name:	Tim Worth
Title:	Officer

[Amendment No. 4 to Amended and Restated Credit Agreement]

Dryden XXI Leveraged Loan CDO LLC

By: Prudential Investment Management, Inc., as Collateral Manager

By	/s/ Joseph Limanowicz
Name:	Joseph Limanowicz
Title:	Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

Dryden XVIII Leveraged Loan 2007 Ltd.

By: Prudential Investment Management, Inc., as Collateral Manager

By	/s/ Joseph Limanowicz
Name:	Joseph Limanowicz
Title:	Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

Dryden XVI — Leveraged Loan CDO 2006

By: Prudential Investment Management, Inc., as Collateral Manager

By	/s/ Joseph Limanowicz
Name:	Joseph Limanowicz
Title:	Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

Dryden XI — Leveraged Loan CDO 2006

By: Prudential Investment Management, Inc., as Collateral Manager

By	/s/ Joseph Limanowicz
Name:	Joseph Limanowicz
Title:	Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

Dryden V — Leveraged Loan CDO 2003

By: Prudential Investment Management, Inc., as Collateral Manager

By	/s/ Joseph Limanowicz
Name:	Joseph Limanowicz
Title:	Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

Loan Funding V, LLC, for itself or as agent for Corporate Loan Funding V LLC

By: Prudential Investment Management, Inc., as Portfolio Manager

By	/s/ Joseph Limanowicz
Name:	Joseph Limanowicz
Title:	Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

Dryden VII — Leveraged Loan CDO 2004

By: Prudential Investment Management, Inc., as Collateral Manager

By	/s/ Joseph Limanowicz
Name:	Joseph Limanowicz
Title:	Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

Dryden VIII — Leveraged Loan CDO 2005

By: Prudential Investment Management, Inc., as Collateral Manager

By	/s/ Joseph Limanowicz
Name:	Joseph Limanowicz
Title:	Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

Dryden IX — Senior Loan Fund 2005 p.l.c

By: Prudential Investment Management, Inc., as Collateral Manager

By	/s/ Joseph Limanowicz
Name:	Joseph Limanowicz
Title:	Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

Gateway CLO Limited

By: Prudential Investment Management, Inc., as Collateral Manager

By	/s/ Joseph Limanowicz
Name:	Joseph Limanowicz
Title:	Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

Prudential Bank Loan Fund of the Prudential Trust Company Collective Trust

By: Prudential Investment Management, Inc.

By	/s/ Joseph Limanowicz
Name:	Joseph Limanowicz
Title:	Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

Prudential Retirement Insurance and Annuity Company

By: Prudential Investment Management, Inc., as investment manager

By	/s/ Joseph Limanowicz
Name:	Joseph Limanowicz
Title:	Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]

The Prudential Insurance Company of America

By: Prudential Investment Management, Inc., as Investment Advisor

By	/s/ Joseph Limanowicz
Name:	Joseph Limanowicz
Title:	Vice President

[Amendment No. 4 to Amended and Restated Credit Agreement]